SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                       ____________


                                         FORM 8-K



                                      CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934
            Date of Report (Date of earliest event reported) January 21, 1998



                                  One Valley Bancorp, Inc.
                  (Exact name of registrant as specified in its charter)





               West Virginia             0-10042            55-0609408
       (State or other jurisdiction    (Commission       (I.R.S. Employer
             of incorporation)         File Number)     Identification No.)




                  One Valley Square, Charleston, West Virginia   25326
                       (Address of principal executive offices)
                                       (Zip Code)




                                  (304) 348-7000
                 (Registrant's telephone number, including area code)


                                  Not applicable
    (Former name, address, and fiscal year, if changed since last report)

                          One Valley Bancorp, Inc.

Item 5.  Other Events

     On January 21, 1998, One Valley issued the following press release:

     One Valley Bancorp, Inc. (NYSE: OV), a $4.6 billion bank holding company, reported record annual earnings for the year ended December 31, 1997. Net income for the year totaled $57.4 million, a 7.9% increase over the $53.2 million earned in 1996. On a per share basis, net income rose 8.3% to $2.10 from the $1.94 earned in 1996. All per share information includes the effect of the September 12, 1997, 5 for 4 stock split effected in the form of a 25% stock dividend. The improvement in net income in 1997 is due primarily to increases in net interest income and non-interest income.
     Fueled by a 9.4% increase in average securities and a 5.8% increase in average loans outstanding over 1996, net interest income for 1997 rose 3.7% to $179.2 million compared with $172.9 million earned in 1996. While net interest income is up from 1996, the net interest margin percentage declined to 4.56% for 1997 versus the 4.72% for 1996. The declining net interest margin percentage reflects increased deposit costs due to competitive pressures and continued emphasis on expanding the customer base, and downward pressure on loan yields due to the interest rate environment.
     Asset quality at One Valley continues to be strong. The non-performing asset ratio at December 31, 1997 was 0.31% of total loans compared with 0.37% at December 31, 1996. This ratio compares favorably with peer group bank holding companies. Net charge-offs as a percentage of total loans for the year was 0.26%, up from the 0.19% for 1996. One Valley's coverage ratio of loan loss reserve to non-performing assets at December 31, 1997 was 451.83%, and is expected to be adequate to cover potential losses on the current level of non-performing assets.
     Total non-interest income for 1997 increased 12.7% over 1996 primarily due to increased trust revenues, fee income from new products, such as debit cards and One Valley's expanding ATM network. Non-interest expenses increased by 3.1% during the same period largely due to increases in staff, data processing, and general operating costs. One Valley strives to efficiently expand its services to meet the financial needs of its customers, thus increasing customer service and financial profitability. As a result, One Valley's net overhead ratio declined to 2.09% in 1997, compared to 2.18% in 1996 (excluding a one-time $3.8 million SAIF charge).
     For the fourth quarter of 1997, One Valley reported net income of $13.5 million, or $0.50 per share. This compares to net income of $14.5 million or $0.52 per share reported for the fourth quarter of 1996. During the fourth quarter of 1997, One Valley recognized non-recurring expenses of $1.8 million related to the consolidation and growth of its expanding banking operations in Virginia and West Virginia. These costs include one-time data processing costs and other operations costs related to the consolidation of banking operations, legal and consulting charges, staffing related expenses, and write-downs of excess branch properties to fair market values.
     J. Holmes Morrison, President and Chief Executive Officer of One
Valley, said, "One Valley's continuing expansion into the Central Virginia market enables us to extend and diversify our franchise while capitalizing on Virginia's strong growth prospects. We look forward to building strong new community partnerships and providing our current and new customers with sound financial solutions, personal service and banking convenience."
     One Valley's acquisition of fifteen branches in Virginia from the Wachovia Corporation is expected to be complete by February 20, 1998. In addition, One Valley's acquisition of FFVA Financial Corporation based in Lynchburg, Virginia is anticipated to close in the second quarter of 1998. Once these transactions are complete, One Valley's total assets will expand to $5.4 billion, with $4.1 billion in its West Virginia operations and $1.3 billion in its Virginia operations.
     Mr. Morrison added, "We are pleased with the Company's financial performance for 1997. As we look toward 1998, we will continue to focus on One Valley's mission statement constituencies of customers, employees, owners and the communities we serve."
     One Valley Bancorp has 11 affiliate banks that operate 88 locations serving West Virginia and Virginia. Additional financial data on One Valley Bancorp follows.

    ONE VALLEY BANCORP, INC. AND SUBSIDIARIES
    Financial Highlights
    (unaudited in thousands, except per share data)

                                    For The Three Months
                                      Ended December 31
                                      1997         1996        Change
    FOR THE PERIOD
    Net Interest Income             $45,276      $44,360         2.06
    Net Income                       13,486       14,447        (6.65)

    PER COMMON SHARE
    Net Income                        $0.50        $0.52        (3.85)
    Cash Dividends                     0.21         0.19        10.53


    FINANCIAL RATIOS
    Return On Assets                   1.20%        1.36%
    Return On Equity                  12.75%       14.18%

    DAILY AVERAGES
    Total Assets                  4,484,638    4,245,665         5.63
    Loans, Net                    2,875,384    2,756,550         4.31
    Total Earning Assets          4,188,859    3,959,490         5.79
    Deposits                      3,475,471    3,378,647         2.87
    Shareholders' Equity            422,929      407,613         3.76


                                        For The Year
                                      Ended December 31
                                      1997         1996        Change
    FOR THE PERIOD
    Net Interest Income            $179,186     $172,868         3.65
    Net Income                       57,364       53,155         7.92

    PER COMMON SHARE
    Net Income                        $2.10        $1.94         8.25
    Cash Dividends                     0.80         0.74         8.11
    Book Value                        15.61        14.77         5.69

    FINANCIAL RATIOS
    Return On Assets                   1.31%        1.30%
    Return On Equity                  13.88%       13.64%

    DAILY AVERAGES
    Total Assets                  4,387,065    4,104,520         6.88
    Loans, Net                    2,809,252    2,652,817         5.90
    Total Earning Assets          4,101,279    3,822,611         7.29
    Deposits                      3,438,441    3,270,975         5.12
    Shareholders' Equity            413,226      389,705         6.04

    AT PERIOD END
    Total Assets                  4,582,264    4,267,303         7.38
    Loans, Net                    2,926,992    2,768,467         5.73
    Total Earning Assets          4,287,700    3,953,419         8.46
    Deposits                      3,517,562    3,406,016         3.27
    Shareholders' Equity            424,275      408,577         3.84


    LOAN QUALITY RATIOS
    Allowance for Loan Losses
     as a % of Total Loans             1.40         1.49
    Loans Past Due Over 90 Days
     as a % of Total Loans             0.19         0.15
    Non-Performing Assets as
     a % of Total Loans                0.31         0.37
    Non-Performing Assets as
     a % of Total Assets               0.20         0.24

    ONE VALLEY BANCORP, INC. AND SUBSIDIARIES
    Consolidated Balance Sheets
    (unaudited in thousands)
                                  December 31       December 31
                                     1997              1996
    ASSETS
    Cash and Due From Banks        $122,615          $146,152
    Interest Bearing Deposits
     With Other Banks                 2,162             9,897
    Federal Funds Sold               18,900             4,825

      Cash and Cash Equivalents     143,677           160,874
    Securities
      Available-for-Sale,
        at fair value             1,102,014           952,908
      Held-to-Maturity
      (Estimated Fair Value,
      December 31, 1997 - $244,063;
      December 31, 1996 - $219,841) 237,632           217,322
    Loans
      Total Loans                 2,968,678         2,810,212
      Less: Allowance For Loan
        Losses                       41,686            41,745

      Net Loans                   2,926,992         2,768,467
    Premises & Equipment - Net       84,451            84,087
    Other Assets                     87,498            83,645

      Total Assets               $4,582,264        $4,267,303


    LIABILITIES AND SHAREHOLDERS' EQUITY
    Deposits
      Non-interest Bearing         $464,380          $406,630
      Interest Bearing            3,053,182         2,999,386

      Total Deposits              3,517,562         3,406,016
    Short-term Borrowings
      Federal Funds Purchased        22,581            17,278
      Repurchase Agreements and
       Other Borrowings             545,899           360,796

      Total Short-term Borrowings   568,480           378,074
    Long-term Borrowings             21,875            28,892
    Other Liabilities                50,072            45,744

      Total Liabilities           4,157,989         3,858,726
    Shareholders' Equity:
      Preferred Stock-$10 par value;
        1,000,000 shares authorized
        but none issued                   0                 0
      Common Stock-$10 par value;
        40,000,000 shares authorized,
        Issued 31,520,688 shares at
        December 31, 1997;
        24,923,176 shares at
        December 31, 1996           315,207           249,232
      Capital Surplus                75,617            73,834
      Retained Earnings             124,401           152,006
      Unrealized Gain on
        Securities Available-for-Sale,
        net of deferred income        4,145               883
      Treasury Stock - 4,346,846 shares
        at December 31, 1997;
        2,792,360 shares at
        December 31, 1996; at cost  (95,095)          (67,378)

        Total Shareholders' Equity  424,275           408,577

        Total Liabilities and
        Shareholders' Equity     $4,582,264        $4,267,303

    ONE VALLEY BANCORP, INC. AND SUBSIDIARIES
    Consolidated Statements of Income
    (unaudited in thousands, except per share data)

                                                 For The Three Months
                                                   Ended December 31
                                                   1997         1996
    INTEREST INCOME
      Interest and Fees on Loans
        Taxable                                  $63,706      $60,863
        Tax-Exempt                                   737          769
          Total                                   64,443       61,632
      Interest on Investment Securities
        Taxable                                   17,369       16,290
        Tax-Exempt                                 3,015        2,758
          Total                                   20,384       19,048
      Other Interest Income                          428          276
        Total Interest Income                     85,255       80,956

    INTEREST EXPENSE
      Deposits                                    32,951       31,573
      Short-term Borrowings                        6,598        4,585
      Long-term Borrowings                           430          438
        Total Interest Expense                    39,979       36,596

    Net Interest Income                           45,276       44,360
    Provision For Loan Losses                      2,090        1,368
    Net Interest Income
      After Provision For Loan Losses             43,186       42,992

    OTHER INCOME
      Trust Department Income                      2,495        2,355
      Service Charges on Deposit Accounts          4,022        3,750
      Real Estate Loan Processing &
        Servicing Fees                             1,477        1,418
      Other Service Charges and Fees               2,798        2,103
      Other Operating Income                       1,058        1,012
      Securities Transactions                        633            0
        Total Other Income                        12,483       10,638

    OTHER EXPENSES
      Salaries and Employee Benefits              16,702       15,703
      Occupancy Expense - Net                      2,002        1,804
      Equipment Expenses                           2,396        2,513
      Federal Deposit Insurance                      190          157
      Outside Data Processing                      2,877        1,362
      Other Operating Expenses                    11,285       10,138
        Total Other Expenses                      35,452       31,677
    Income Before Taxes                           20,217       21,953
    Applicable Income Taxes                        6,731        7,506

    NET INCOME                                    13,486       14,447


    NET INCOME PER SHARE                           $0.50        $0.52

    DILUTED NET INCOME PER SHARE                   $0.49        $0.51




                                                     For The Year
                                                   Ended December 31
                                                   1997         1996
    INTEREST INCOME
      Interest and Fees on Loans
        Taxable                                 $247,662     $235,153
        Tax-Exempt                                 2,990        2,813
            Total                                250,652      237,966
      Interest on Investment Securities
        Taxable                                   68,798       62,447
        Tax-Exempt                                12,003       11,076
            Total                                 80,801       73,523
      Other Interest Income                        1,484          664
            Total Interest Income                332,937      312,153

    INTEREST EXPENSE
      Deposits                                   128,910      119,865
      Short-term Borrowings                       23,076       18,276
      Long-term Borrowings                         1,765        1,144
        Total Interest Expense                   153,751      139,285

    Net Interest Income                          179,186      172,868
    Provision For Loan Losses                      7,381        5,204
    Net Interest Income
      After Provision For Loan Losses            171,805      167,664

    OTHER INCOME
      Trust Department Income                     10,228        9,322
      Service Charges on Deposit Accounts         15,043       14,572
      Real Estate Loan Processing &
        Servicing Fees                             5,642        5,642
      Other Service Charges and Fees              10,732        8,078
      Other Operating Income                       4,808        3,591
      Securities Transactions                        709         (413)
        Total Other Income                        47,162       40,792

    OTHER EXPENSES
      Salaries and Employee Benefits              66,702       64,631
      Occupancy Expense - Net                      7,073        6,887
      Equipment Expenses                           8,803        9,137
      Federal Deposit Insurance                      808        4,917
      Outside Data Processing                      8,264        5,692
      Other Operating Expenses                    40,699       37,151
        Total Other Expenses                     132,349      128,415
    Income Before Taxes                           86,618       80,041
    Applicable Income Taxes                       29,254       26,886

    NET INCOME                                   $57,364      $53,155


    NET INCOME PER SHARE                           $2.10        $1.94

    DILUTED NET INCOME PER SHARE                   $2.07        $1.92

   ONE VALLEY BANCORP, INC. AND SUBSIDIARIES
   Analysis of Loan Losses and Non-Performing Assets
   (unaudited in thousands)
                                       For The Three Months
                                        Ended December 31
                                     1997                1996
   ALLOWANCE FOR LOAN LOSSES
     Balance, Beginning of Period  $41,790             $41,709
     Loan Losses                     2,681               1,966
     Loan Recoveries                   487                 634
       Net Charge-offs               2,194               1,332
     Balance of Acquired
       Subsidiary                        0                   0
     Provision For Loan Losses       2,090               1,368
     Balance, End of Period        $41,686             $41,745

                                          For The Year
                                        Ended December 31
                                     1997                1996
   ALLOWANCE FOR LOAN LOSSES
     Balance, Beginning of Period  $41,745             $39,534
     Loan Losses                     9,737               7,038
     Loan Recoveries                 2,297               1,819
       Net Charge-offs               7,440               5,219
     Balance of Acquired
       Subsidiary                        0               2,226
     Provision For Loan Losses       7,381               5,204
     Balance, End of Period        $41,686             $41,745
    Total Loans, End of Period  $2,968,678          $2,810,212
   Allowance For Loan Losses
     As a % of Total Loans            1.40                1.49

    NON-PERFORMING ASSETS AT QUARTER END
     Non-Accrual Loans              $7,418              $8,528
     Foreclosed Properties           1,808               1,791
     Total Non-Performing Assets    $9,226             $10,319
    Non-Performing Assets
     As a % of Total Loans            0.31                0.37
    Loans Past Due Over 90 Day      $5,641              $4,273
   Loans Past Due Over 90 Days
     As a % of Total Loans            0.19                0.15

   ONE VALLEY BANCORP, INC. AND SUBSIDIARIES
   Consolidated Average Balance Sheets
   (unaudited in thousands)
                                    Three Months Ended December 31
                                       1997                1996
                                  Amount   Yield      Amount  Yield
                                           /Rate              /Rate
                                           (pct.)             (pct.)
   ASSETS
   Loans
     Taxable                    $2,872,272   8.82   $2,751,331   8.80
     Tax-Exempt                     45,235   9.94       47,091   9.99
       Total                     2,917,507   8.82    2,798,422   8.82
     Less: Allowance for Losses     42,123              41,872
       Net Loans                 2,875,384   8.95    2,756,550   8.95
   Securities
     Taxable                     1,055,741   6.58      974,483   6.69
     Tax-Exempt                    228,173   8.13      204,846   8.29
       Total                     1,283,914   6.86    1,179,329   6.96
   Federal Funds Sold & Other       29,561   5.74       23,611   4.65
     Total Earning Assets        4,188,859   8.30    3,959,490   8.34
   Other Assets                    295,779             286,175
     Total Assets               $4,484,638          $4,245,665

   LIABILITIES AND EQUITY
   Interest Bearing Liabilities
     Deposits                   $3,052,980   4.28   $2,987,230   4.20
     Short-term Borrowings         513,553   5.10      398,408   4.79
     Long-term Borrowings           27,800   6.14       14,672   6.10
       Total Interest
         Bearing Liabilities     3,594,333   4.41    3,400,310   4.28
   Non-interest Bearing Deposits   422,491             391,417
   Other Liabilities                44,885              46,325
     Total Liabilities           4,061,709           3,838,052
   Shareholders' Equity            422,929             407,613
     Total Liabilities & Equity $4,484,638          $4,245,665
    Interest Income To Earning Assets        8.30                8.34
   Interest Expense To Earning Assets        3.79                3.68
   Net Interest Margin                       4.51                4.66


                                        Year Ended December 31
                                       1997                1996
                                  Amount    Yield     Amount   Yield
                                            /Rate              /Rate
                                            (pct.)             (pct.)
   ASSETS
   Loans
     Taxable                    $2,805,019   8.83   $2,650,425   8.87
     Tax-Exempt                     46,208   9.95       43,740   9.89
       Total                     2,851,227   8.85    2,694,165   8.89
     Less: Allowance for Losses     41,975              41,348
       Net Loans                 2,809,252   8.98    2,652,817   9.03
   Securities
     Taxable                     1,035,664   6.64      948,239   6.59
     Tax-Exempt                    226,223   8.16      204,742   8.32
       Total                     1,261,887   6.92    1,152,981   6.89
   Federal Funds Sold & Other       30,140   4.92       16,813   3.95
     Total Earning Assets        4,101,279   8.31    3,822,611   8.36
   Other Assets                    285,786             281,909
     Total Assets               $4,387,065          $4,104,520

   LIABILITIES AND EQUITY
   Interest Bearing Liabilities
     Deposits                   $3,028,238   4.26   $2,886,158   4.15
     Short-term Borrowings         461,725   5.00      386,197   4.79
     Long-term Borrowings           28,610   6.17       15,226   6.11
       Total Interest
         Bearing Liabilities     3,518,573   4.37    3,287,581   4.24
   Non-interest Bearing Deposits   410,203             384,817
    Other Liabilities               45,063              42,417
      Total Liabilities          3,973,839           3,714,815
    Shareholders' Equity           413,226             389,705
     Total Liabilities & Equity $4,387,065          $4,104,520

    Interest Income To Earning Assets        8.31                8.36
    Interest Expense To Earning Assets       3.75                3.64
    Net Interest Margin                      4.56                4.72

        Note: Yields are computed on a fully taxable equivalent basis using the rate of 35%.

                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              One Valley Bancorp, Inc.


DATE:  January 21, 1998

                              BY /s/ Laurance G. Jones
                                        Laurance G. Jones
                                        Executive Vice President &
                                          Chief Financial Officer